SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

34.    SUBSEQUENT EVENTS

In December 2019, a novel strain of coronavirus (COVID-19) was reported to have surfaced in Wuhan, China. COVID-19 has since spread to over 100 countries, including Argentina. On March 11, 2020 the World Health Organization declared COVID-19 a pandemic. It is likely that the pandemic will cause an economic slowdown of potentially extended duration, and it is possible that it could cause a global recession.

Since February 2020, the Argentine government has adopted several measures in response to the COVID-19 outbreak in the country aimed at preventing mass contagion, including closure of Argentine borders, suspension of domestic flights, and, since March 19, 2020 the imposition of a nation-wide mandatory lockdown, whereby only exceptional and essential activities are allowed. Banking activities were considered essential since April 11, 2020 with attention in branches allowed only with pre-scheduled turns. From March 20 until April 10, 2020, branches were closed, opening only for pension payments in certain dates. During this period, banking activities were performed only through digital means.

During this time, all transactions have been processed almost exclusively through digital channels. We also asked our staff areas and back office employees to work from home, providing the required hardware infrastructure and remote access, while commercial branches operate with additional safety measures to protect the health of customers and employees.

In order to mitigate the economic impact of the lockdown, the Central Bank issued a series of preventive measures, including the following:

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Communication “A” 6937 reduced the positions restrictions on the maximum position in liquidity notes from the Central Bank (LELIQ), in order to make available liquidity and encourage the provision of credit lines to SMEs to be granted at a preferential rate (not more than 24% per year).

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Communications “A” 6939 and “A” 6942, by means of which it was determined that: (i) financial institutions shall not be open to the public from March 20 through April 12, 2020, and (ii) the maturity of financings granted by local financial institutions that were to occur during that period were postponed. In this sense, Communication “A” 6949 also waived any punitory interest on unpayed balances in credits granted by financial entities.

•	Communication “A” 6939 also suspended, until June 30, 2020, the distribution of dividends by financial entities.
•	Communication “A” 6945 determined that until June 30, 2020, any operation effected through ATMs shall not be subject to any charges or fees.
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Communication “A” 6964 determined that the unpaid balances of credit cards financings that take place between April 13, 2020 and April 30, 2020, shall be automatically refinanced for at least one year with 3 grace months in 9 equal and consecutive monthly installments. Moreover, by means of Communication “A” 6993, dated April 24, 2020, the Central Bank established a zero interest-rate financings policy, applicable only to the eligible clients to be determined in the future by the AFIP.

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Communication “A” 6980 ruled that all non-adjustable time deposits under Ps. 1 million integrated by individuals as of April 20, 2020, shall have a minimum rate equivalent to the 70% of the average LELIQ’s tendering.

Some of these measures may adversely affect our revenues, while the consequences of the lockdown in the economic activity may impair the ability of some of our customers to repay their loans, thus increasing loan loss provisions. Nonetheless, the extent to which our business will be impacted will depend on future developments, which are highly uncertain and cannot be predicted. As we continue to monitor the spread of COVID-19 and related risks, we believe we will be able to serve our financial obligations for the next fiscal year.